TEMPLETON INSTITUTIONAL FUNDS, INC.
                   FOREIGN EQUITY (SOUTH AFRICA FREE) SERIES
                               700 CENTRAL AVENUE
                         ST. PETERSBURG, FLORIDA 33701

                                                     January 26, 1996


Dear Shareholder:

         The Board of Directors of Templeton Institutional Funds, Inc., Foreign Equity (South Africa Free) Series (the "Fund") has recently reviewed and unanimously endorsed a proposal for reorganization of the Fund which the Board judges to be in the best interests of the Fund's shareholders. This proposal calls for combining the assets of the Fund with another fund which has similar investment objectives, policies and restrictions.

         We have, therefore, called a Special Meeting of Shareholders to be held on January 29, 1996 to consider this transaction. WE STRONGLY INVITE YOUR PARTICIPATION BY ASKING YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY AS SOON AS POSSIBLE.

         As a result of this transaction, your Fund would be combined with Templeton Institutional Funds, Inc., Foreign Equity Series ("Foreign Equity"), another mutual fund managed by Templeton Investment Counsel, Inc., and you would become a shareholder of Foreign Equity, receiving shares of Foreign Equity having an aggregate net asset value equal to the aggregate net asset value of your investment in the Fund. No sales charge will be imposed in the transaction and the closing of the transaction will be conditioned upon receiving an opinion of counsel to the effect that the proposed transaction will qualify as a tax-free reorganization for Federal income tax purposes.

         Detailed information about the proposed transaction and the reasons for it are contained in the enclosed materials. PLEASE EXERCISE YOUR RIGHT TO VOTE BY COMPLETING, DATING AND SIGNING THE ENCLOSED BLUE PROXY CARD. A SELF-ADDRESSED, FEDERAL EXPRESS ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. ALSO, YOU MAY WANT TO SEND YOUR PROXY CARD VIA FACSIMILE TO JOHN K. CARTER, ASSOCIATE COUNSEL, FRANKLIN TEMPLETON DISTRIBUTORS, INC., 813/823-5253. IT IS VERY IMPORTANT THAT YOU VOTE AND THAT YOUR VOTING INSTRUCTIONS BE RECEIVED
NO LATER THAN JANUARY 28, 1996.

                                               Sincerely,

                                               /s/THOMAS M. MISTELE
                                               Thomas M. Mistele
                                               Secretary

                      TEMPLETON INSTITUTIONAL FUNDS, INC.,
                   FOREIGN EQUITY (SOUTH AFRICA FREE) SERIES

                               700 CENTRAL AVENUE
                         ST. PETERSBURG, FLORIDA 33701


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 TO BE HELD ON
                                JANUARY 29, 1996

To the shareholders of
  Templeton Institutional Funds, Inc.
  Foreign Equity (South Africa Free) Series

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Templeton Institutional Funds, Inc., Foreign Equity (South Africa Free) Series (the "Fund"), will be held at the offices of the Fund at 700 Central Avenue, St. Petersburg, Florida 33701, at 9:00 A.M. (local time), on January 29, 1996 for the following purposes:

         1. To consider and vote on an Agreement and Plan of Reorganization providing for the acquisition of all or substantially all of the assets of the Fund by Templeton Institutional Funds, Inc., Foreign Equity Series, ("Foreign Equity"), in exchange for shares of Foreign Equity and the assumption by Foreign Equity of certain identified liabilities of the Fund, and for the distribution of such Foreign Equity shares to shareholders of the Fund and the subsequent termination and dissolution of the Fund; and

         2. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

         The Board of Directors of the Fund has fixed the close of business on January 15, 1996 as the record date for determination of shareholders entitled to notice of, and to vote at, the meeting.

         EACH SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IN PERSON IS REQUESTED TO DATE, FILL IN, SIGN AND RETURN PROMPTLY THE ENCLOSED FORM OF PROXY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                                   By Order of the Board of Directors

                                   THOMAS M. MISTELE
                                   Secretary

         YOUR PROMPT ATTENTION TO THE ENCLOSED FORM OF PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

January 26, 1996

                      TEMPLETON INSTITUTIONAL FUNDS, INC.
                   FOREIGN EQUITY (SOUTH AFRICA FREE) SERIES
                               700 CENTRAL AVENUE
                         ST. PETERSBURG, FLORIDA 33701

                           PROXY STATEMENT/PROSPECTUS




         This Proxy Statement/Prospectus is being furnished to shareholders of Templeton Institutional Funds, Inc., Foreign Equity (South Africa Free) Series (the "Fund"), in connection with a proposed reorganization (the "Reorganization") in which all or substantially all of the assets of the Fund would be acquired by Templeton Institutional Funds, Inc., Foreign Equity Series ("Foreign Equity"), in exchange for shares of Foreign Equity and the assumption of certain identified liabilities of the Fund. The shares of Foreign Equity thereby received would then be distributed to shareholders of the Fund, and the Fund would be completely liquidated. As a result of the Reorganization, each shareholder of the Fund would receive that number of full and fractional shares of Foreign Equity having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the Fund held as of the close of business on the closing date of the Reorganization. No sales charge will be imposed on the transaction.

         FOREIGN EQUITY SERIES is a series of Templeton Institutional Funds, Inc. (the "Company"), an open-end management investment company organized as a Maryland corporation. The principal investment objective of Foreign Equity is long-term capital growth, which it seeks to achieve primarily through a flexible policy of investing in equity securities and debt obligations of companies and governments outside the United States. There can be no assurance that the investment objective of Foreign Equity will be achieved.

         The investment objective, policies and restrictions of Foreign Equity (and consequently, the risks of investing in it) are identical to those of the Fund, except that the Fund does not invest in the companies or government of South Africa. For a comparative discussion of these differences, see "Comparison of Investment Objectives, Policies and Restrictions" in this Proxy Statement/Prospectus.

         This Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely certain information about Foreign Equity that a prospective investor should know before investing. For a more detailed discussion of the investment objectives, policies and restrictions of the Fund and Foreign Equity, the portfolio managers of the Fund and Foreign Equity, and the risks of investing in either, see the prospectus for the Fund and for Foreign Equity, dated May 1, 1995, which is included herewith and incorporated herein by reference. A Statement of Additional Information dated January 22, 1996 containing additional information about the Reorganization and the parties thereto has been filed with the Securities and Exchange Commission and is incorporated by reference into this Proxy Statement/Prospectus. A copy of such Statement is available upon request and without charge by writing to the Fund at the address above or by calling the Fund at 1-800-321-8563

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1.       SYNOPSIS

         The following is a summary of certain information contained in this Proxy Statement/Prospectus. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus, the prospectus of the Fund and Foreign Equity, and the Agreement and Plan of Reorganization attached to this Proxy Statement/Prospectus as Exhibit A.

         THE PROPOSED REORGANIZATION. The Board of Directors of the Company, including the Directors who are not "interested persons" of the Company (the "Independent Directors"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has unanimously approved an Agreement and Plan of
Reorganization (the "Plan") providing for the acquisition of all or substantially all of the assets of the Fund by Foreign Equity, in exchange for shares of Foreign Equity and the assumption by Foreign Equity of certain identified liabilities of the Fund. See "Information About the Reorganization." The net asset value of the shares issued in the exchange will equal the net asset value of the Fund's shares then outstanding. In connection with the Reorganization, shares of Foreign Equity will be distributed to shareholders of the Fund, and the Fund will be completely liquidated. As a result of the proposed transactions (the "Reorganization"), each shareholder of the Fund will cease to be a shareholder of the Fund and will receive that number of full and fractional shares of Foreign Equity having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the Fund as of the close of business on the closing date of the Reorganization. No sales charge will be imposed in connection with the issuance of shares of Foreign Equity to the shareholders pursuant to the Reorganization. For the reasons set forth below under "Reasons for and Purposes of the Reorganization," the Board of Directors of the Company, including all of the Independent Directors, has unanimously concluded that the Reorganization would be in the best interests of the Fund and its shareholders and that the interests of existing shareholders of the Fund will not be diluted as a result of the transactions contemplated by the Reorganization, and therefore has submitted the Reorganization for approval by shareholders of the Fund at a Special Meeting of Shareholders to be held on January 29, 1996 (the "Meeting"). See "Voting Information." The Board of Directors recommends approval of the Plan effecting the Reorganization.

         Approval of the Reorganization with respect to the Fund requires the vote of a majority of the Fund's outstanding shares.


         EXPENSES OF THE TRANSACTION. The expenses relating to the transaction will be borne by Templeton Investment Counsel, Inc., the investment adviser for the Fund and Foreign Equity.

         TAX CONSEQUENCES. As a condition to closing, the Fund and Foreign Equity will obtain an opinion of counsel, based on certain facts, assumptions and representations made by the Fund and Foreign Equity, to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. See "Information About the Reorganization."

         DIVIDEND POLICY. Both the Fund and Foreign Equity usually pay dividends and capital gain distributions (if any) in February and (if necessary in December of each year.

         INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS. While the investment objectives, policies and restrictions of the Fund and Foreign Equity (and consequently, the attendant risk of investing in either the Fund or Foreign Equity) are substantially the same, there are certain differences between the Fund and Foreign Equity, which are outlined herein. See "Comparison of Investment Objectives, Policies and Restrictions."

         The investment objective of the Fund is long-term capital growth, which it seeks to achieve through a flexible policy of investing in stocks and debt obligations of companies and governments outside both the United States and South Africa. Its investment policies are identical to those of Foreign Equity, except that the Fund's portfolio includes none of the following securities: (1) any obligation or security of any South African corporation, or any South African government owned corporation, or of the South African government; (2) any obligation or security of any international/global company with direct investment, defined as holding 10% or more of the equity, in an active South African company, or employees in South Africa; and (3) any obligation or security of any international/global company that has contracts or licensing, distribution, franchising, technological or trademark agreements with companies in South Africa. Subject to these restrictions, the Fund invests at least 65% of its total assets in equity securities, and may also invest up to 35% of its total assets in debt securities.

         The investment objective of Foreign Equity is identical to that of the Fund, i.e., long-term capital growth, which it seeks to achieve through a flexible policy of investing in equity securities and debt obligations of companies and governments outside the U.S., except that Foreign Equity is not subject to the restrictions regarding South Africa applicable to the Fund. Like the Fund, Foreign Equity will invest at least 65% of its total assets in equity securities, and may also invest up to 35% of its total assets in debt securities when, in the judgment of the Investment Manager, the capital appreciation available through such investment outweighs the potential for capital growth through investment in stocks. The Investment Manager attempts to identify those companies in various countries and industries where economic and political factors, including currency movements, are likely to produce above-average opportunities for capital appreciation.

         INVESTMENT MANAGER AND DISTRIBUTOR. Templeton Investment Counsel, Inc. ("TICI"), a Florida corporation located at Broward Financial Centre, Fort Lauderdale, Florida 33394, serves as the investment manager of both the Fund and Foreign Equity. TICI is an indirect wholly owned subsidiary of Franklin Resources, Inc. ("Franklin"), a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 20% and 16% respectively, of Franklin's outstanding shares. Through its subsidiaries, Franklin is engaged in various aspects of the financial services industry. TICI and its affiliates serve as advisers for a wide variety of public investment mutual funds and private clients in many nations.

         The lead portfolio manager for the Fund and Foreign Equity is James E. Chaney, Senior Vice President of TICI. Prior to joining the Templeton organization in 1991, Mr. Chaney spent six years with GE Investments, where he was vice president of international equities. In that capacity he had numerous research responsibilities and also managed several accounts, including a mutual fund. He also has another seven years' experience as an international consulting engineer and project manager for Camp, Dresser & McKee, Inc. and American British Consultants. Lauretta A. Reeves, Vice President of TICI, and Gary R. Clemons, Vice President of TICI, exercise secondary portfolio management responsibilities with respect to the Fund and Foreign Equity. Ms. Reeves joined the Templeton organization in 1987 as an equity trader and moved into the research group in 1989. Prior to joining the Templeton organization, Ms. Reeves was manager of equity trading for the First Equity Corporation of Florida, a regional brokerage firm. Previously, she worked in similar trading positions with two other brokerage houses. Prior to joining TICI in 1993, Mr. Clemons was a research analyst for Templeton Quantitative Advisors, Inc., in New York. At Templeton Quantitative Advisors, Inc., he was also responsible for management of a small capitalization fund.

         Franklin Templeton Distributors, Inc. ("FTD"), which is located at 700 Central Avenue, St. Petersburg, Florida 33701, serves as the principal underwriter and distributor of the shares of both the Fund and Foreign
Equity.  FTD is a wholly owned subsidiary of Franklin.

         FEES AND EXPENSES. Both the Fund and Foreign Equity currently pay an investment management fee to TICI equal on an annual basis to 0.70% of their average daily net assets.

         Both the Fund and Foreign Equity utilize Templeton Global Investors, Inc. ("TGI") as their business manager. As business manager, TGI provides each fund with certain administrative facilities and services, including payment of salaries of officers, preparation and maintenance of books and records, preparation of tax returns and financial reports, monitoring compliance with regulatory requirements and monitoring tax deferred retirement plans. For its services, TGI receives from each fund a fee equivalent to 0.15% of the average daily net assets of each fund during the year, reduced to 0.135% of such assets in excess of $200 million, to 0.10% of such assets in excess of $700 million and to 0.075% of such assets in excess of $1,200 million.

         The following table compares the fees and expenses of the Fund and Foreign Equity, and shows the estimated fees and expenses on a pro forma basis giving the effect to the proposed reorganization. The table is based on the net asset, fee and expense levels of the Fund and Foreign Equity as of December 31, 1995.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                                                Foreign Equity
                                      THE FUND               FOREIGN EQUITY     PRO FORMA
 Management Fees                         0.70%                   0.70%             0.70%
Other Expenses (audit, legal,
business management,
transfer agent and custodian)
(after expense reimbursement)            0.30%                   0.18%             0.19%
Total Fund operating expenses
(after expense reimbursement)            1.00%                   0.88%             0.89%




EXAMPLE:

         The Example below shows the cumulative expenses attributable to a $1,000 investment in shares of the Fund, shares of Foreign Equity and shares of the pro forma combined Fund for the periods specified.

                                    1 YEAR   3 YEAR   5 YEAR   10 YEAR
                                    ------   ------   ------   -------

the Fund                             $10      $32      $55      $122

Foreign Equity                         9       28       49       108

Pro Forma Combined Fund                9       28       49       110
  (i.e., shares of Foreign
   Equity received in the
   Reorganization)

         The purpose of the foregoing tables are designed to assist the investor in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. The Example above assumes reinvestment of all dividends and distributions and utilities a 5% annual rate of return as mandated by Commission regulations. THE EXAMPLE IS NOT TO BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

         TGI voluntarily agreed to limit the total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) of the Fund and of Foreign Equity to an annual rate of 1.0% of the fund's average net assets until December 31, 1995. During the fiscal year ended December 31, 1995, this expense limitation resulted in a reduction in expenses for the Fund. If this policy were not in effect, the Fund's Total Operating Expenses would be 1.12% and you would pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual rate of return and redemption at the end of each time period: $11 for one year, $36 for three years, $62 for five years and $136 for ten years. The expense limitation had no effect on the expenses of Foreign Equity. As long as this temporary expense limitation continues, it may lower each fund's expenses.

         PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES. Shares of the Fund and of Foreign Equity may be purchased at net asset value without a sales charge through any broker that has a dealer agreement with FTD, or directly from FTD, upon receipt by FTD of an Institutional Account Application Form and payment. Shares of Foreign Equity and the Fund may be redeemed through a registered securities representative, by mail, by telephone, or by Federal Funds wire in accordance with procedures described in the fund's prospectus.

         Shares of each fund may be exchanged for shares of any of the other series of Templeton Institutional Funds, Inc. ("TIFI"), or into other funds in the Franklin Templeton Group (except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, Templeton Variable Products Series Fund, Franklin Valuemark Funds, and Franklin Government Securities Trust).

         For both the Fund and Foreign Equity, there is no minimum initial or subsequent investment for any employee stock, bonus, pension or profit-sharing plan that meets the requirements for qualification under Section 401 of the Code including salary reduction plans qualified under Section 401(k) of the Code, subject to minimum requirements with respect to number of employees or amount of purchase, which may be established by FTD. Currently, those criteria require that the employer establishing the plan have 200 or more employee participants or that the amount invested or to be invested during the subsequent 13-month period in any of the Franklin Templeton Group must total at least $1 million. Shares may be purchased by trust companies and bank trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity. Trust companies and bank trust departments making such purchases may be required to register as dealers pursuant to state law. Such purchases are subject to minimum requirements with respect to amount of purchase, which may be established by FTD. Currently, those criteria require that the amount invested or to be invested during the subsequent 13-month period in the Franklin Templeton Group total at least $1 million. The minimum initial investment for all other investors is $5 million ($25 for subsequent investments). The cost or current value (whichever is higher) of an investor's shares of other funds in the Franklin Templeton Group will be included for purposes of determining compliance with the minimum investment amount, provided that at least $1 million is invested in Templeton Institutional Funds, Inc.

         RISK FACTORS AND SPECIAL CONSIDERATIONS. Because the investment objectives, policies and restrictions of the Fund and Foreign Equity are nearly identical, the risks of investing in the Fund are similar to the risks of investing in Foreign Equity. However, there are differences between the funds, and the risks of investing in either the Fund or Foreign Equity vary to the degree that their investment objectives, policies and restrictions vary.

         Both the Fund and Foreign Equity are permitted to purchase securities in any foreign country, developed or undeveloped, except that the Fund does not invest in South African securities. There are various risks associated with investing in foreign securities which are in addition to the usual risks inherent in domestic investments. These risks are often heightened for investments in developing markets, including certain Eastern European countries. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations (including withholding taxes) or other taxes imposed with respect to investments in foreign nations, foreign transfer currency from a given country), foreign investment controls on daily stock market movements, default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in foreign nations. Some countries may withhold portions of interest and dividends at the source. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Either fund may encounter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher.

         Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in developing countries to prevent, among other concerns, violation of foreign investment limitations.

         Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. Either of the funds could be adversely effected by delays in or a refusal to grant any required governmental registration or approval for such repatriation.

         For a further discussion of the investment objectives, policies, restrictions and risk factors applicable to the Fund and Foreign Equity, see "Comparison of Investment Objectives, Policies and Restrictions" herein and the discussions under "General Description" and "Risk Factors" in the accompanying prospectus of Foreign Equity.

2.       REASONS FOR AND PURPOSES OF THE REORGANIZATION

         The Reorganization has been recommended by the Board of Directors of the Company as a means of combining similar investment companies with similar investment objectives and policies in order to attempt to achieve enhanced investment performance as well as certain economies of scale and attendant savings in costs to the funds and their shareholders. Achievement of these goals cannot, of course, be assured.

         In determining whether to recommend approval of the Reorganization to shareholders of the Fund, the Board of Directors considered, among other factors: the ongoing relevancy of certain of the Fund's investment restrictions; fees and expense ratios of both the Fund and Foreign Equity; the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; the compatibility of the funds' investment objectives, policies, restrictions and portfolios; the respective performance histories of the Fund and Foreign Equity; service features available to shareholders in the respective funds; the costs incurred by the funds as a result of the Reorganization; and the tax consequences of the Reorganization.

         The Board of Directors also reviewed historical information regarding sales and redemptions of shares of the Fund and of Foreign Equity. It was noted that recent dramatic changes to the political, social, and economic climate of South Africa, specifically the dismantling of the Apartheid system and the resulting potential economic growth opportunities, are eliminating many of the concerns that originally motivated the Fund's South African investment restrictions. In addition, the Fund has experienced a consistent pattern of net redemptions of its shares, resulting in a declining level of Fund assets. The Board of Directors considered the negative impact of the net redemptions on the Fund's portfolio management, particularly the increased likelihood of having to dispose of portfolio securities for other than investment considerations, and the attendant costs.

         In reaching the decision to recommend that the shareholders of the Fund vote to approve the Reorganization, the Board of Directors concluded that the participation of the Fund in the Reorganization is in the best interests of the shareholders of the Fund and would not result in the dilution of shareholders' interests. Their conclusion was based on a number of factors, including the following: The Reorganization would permit the shareholders of the Fund to pursue substantially the same investment goals in a larger fund. A larger fund should enhance the ability of TICI to effect portfolio transactions on more favorable terms and give TICI greater investment flexibility and the ability to select a larger number of portfolio securities for the combined funds, with the attendant ability to spread investment risks among a larger number of portfolio securities. Higher aggregate net assets may enable the combined entities to obtain the benefits of economies of scale, permitting the reduction or elimination of certain duplicate costs and expenses which may result in lower overall expense ratios through the spreading of both fixed and variable costs of fund operations over a larger asset base. In this regard, it was noted that the Fund and Foreign Equity have essentially identical management arrangements, including portfolio management personnel of TICI. As a general rule, economies can be expected to be realized primarily with respect to fixed expenses, such as costs of printing and fees for professional services. However, expenses that are based on the value of assets or the number of shareholder accounts, such as investment management fees and transfer agent fees, would be largely unaffected by the Reorganization.

3.       COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

         Although the investment objectives, policies and restrictions of the Fund and Foreign Equity are similar, there are certain differences between them. These differences are outlined below. There can be no assurance that either the Fund or Foreign Equity will achieve its stated investment objective.

INVESTMENT OBJECTIVES AND PRIMARY INVESTMENTS

         The investment objective of both the Fund and Foreign Equity is long-term capital growth, which they seek to achieve through a flexible policy of investing in equity securities and debt obligations of companies and governments outside the United States. Both the Fund and Foreign Equity will invest at least 65% of their total assets in equity securities, including common stock, preferred stock, securities convertible into common or preferred stock, and warrants or rights to subscribe to or purchase such securities. Both funds may also invest up to 35% of their total assets in debt securities when, in the judgment of TICI, the capital appreciation available through such investments outweighs the potential for capital growth through investment in stocks. In selecting securities for both funds, TICI attempts to identify those companies in various countries and industries where economic and political factors, including currency movements, are likely to produce above-average opportunities for capital appreciation.

         The Fund's investment policies are identical to those of Foreign Equity, except that its portfolio may include none of the following securities:
(1) any obligation or security of any South African corporation, or any South African government owned corporation, or of the South African government; (2) any obligation or security of any international/global company with direct investment, defined as holding 10% or more of the equity, in an active South African company, or employees in South Africa; and (3) any obligation or security of any international/global company that has contracts or licensing, distribution, franchising, technological or trademark agreements with companies in South Africa.

         Both the Fund and Foreign Equity may invest no more than 5% of their total assets in securities issued by any one company or government, exclusive of U.S. Government securities. Although either the Fund or Foreign Equity may invest up to 25% of its assets in a single industry, neither has the present intention of doing so. Both the Fund and Foreign Equity may, whenever in the judgment of their Investment Manager market or economic conditions warrant, adopt a temporary defensive position and may invest without limit in money market securities denominated in U.S. dollars or in the currency of any foreign country, except that in such circumstances, the Fund will not invest in South African investments.

         Both the Fund and Foreign Equity are authorized to use various investment techniques, including the following: temporary investments of up to 100% of total assets in various money market securities, for defensive purposes; debt securities, including bonds, notes, debentures, commercial paper, certificates of deposit, time deposits and bankers' acceptances; repurchase agreements; borrowing of up to one-third of the value of either funds' total assets from banks to increase the funds' holdings of portfolio securities; loans of portfolio securities with an aggregate market value of up to one-third of the funds' total assets, such loans being made to broker-dealers; options on securities indices, in order to hedge against market shifts, to generate income to offset operating expenses and/or to hedge a portion of the funds' portfolio investments; forward foreign currency contracts and options on foreign currencies, on a spot basis or through entering into forward contracts to purchase or sell foreign currencies; futures contracts for hedging purposes only; closed-end investment companies; and depositary receipts. For a further discussion of these authorized investment techniques, see the funds' prospectus.

INVESTMENT RESTRICTIONS

         Each fund is subject to the following investment restrictions which are fundamental policies that may not be changed or revoked by either fund without the prior approval of their respective shareholders:

         Each Fund will not:

         1. Invest in real estate or mortgages on real estate (although a fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein); invest in other open-end investment companies except as permitted by the 1940 Act; invest in interests (other than debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; or purchase or sell commodity contracts (except futures contracts as described in the Prospectus).

                  2. Purchase or retain securities of any company in which Directors or officers of TIFI or of the fund's Investment Manager, individually owning more than 1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company.

                  3. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if, as a result, as to 75% of the fund's total assets (i) more than 5% of the fund's total assets would then be invested in securities of any single issuer, or (ii) the fund would then own more than 10% of the voting securities of any single issuer.

                  4. Act as an underwriter; issue senior securities except as set forth in investment restriction 6 below; or purchase on margin or sell short (but a fund may make margin payments in connection with options on securities or securities indices and foreign currencies; futures contracts and related options; and forward contracts and related options).

                  5. Loan money apart from the purchase of a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, although a fund may buy from a bank or broker-dealer United States government obligations with a simultaneous agreement by the seller to repurchase them within no more than seven days at the original purchase price plus accrued interest and loan its portfolio securities.

                  6. Borrow money, except that a fund may borrow money from banks in an amount not exceeding 33-1/3% of the value of its total assets (including the amount borrowed).

                  7. Invest more than 5% of the value of its total assets in securities of issuers which have been in continuous operation less than three years.

                  8. Invest more than 5% of its total assets in warrants, whether or not listed on the New York or American Stock Exchange, including no more than 2% of its total assets which may be invested in warrants that are not listed on those exchanges. Warrants acquired by the fund in units or attached to securities are not included in this Restriction.

                  9. Invest more than 25% of its total assets in a single industry.

                  10. Participate on a joint or a joint and several basis in any trading account in securities. (See "Investment Objectives and Policies -- Trading Policies" in the funds' SAI as to transactions in the same securities for a fund and/or other mutual funds with the same or affiliated advisers.)

PORTFOLIO TRANSACTIONS AND BROKERAGE

         The investment manager for both funds, TICI, is responsible for selecting members of securities exchanges, brokers and dealers (such members, brokers and dealers being hereinafter referred to as "brokers") for the execution of each fund's portfolio transactions and, when applicable, the negotiation of commissions in connection therewith. It is not the duty of either fund's investment manager, nor does it have any obligation, to provide a trading desk for the fund's portfolio transactions. All decisions and placements are made in accordance with the following principles: Purchase and sale orders are usually placed with brokers who are selected by TICI as able to achieve "best execution" of such orders. "Best execution" means prompt and reliable execution at the most favorable securities price, taking into account the other provisions hereinafter set forth. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the funds (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental, and are weighed by the investment manager in determining the overall reasonableness of brokerage commissions.

         In selecting brokers for portfolio transactions, TICI takes into account its past experience as to brokers qualified to achieve "best execution," including brokers who specialize in any securities held by a fund.

         TICI is authorized to allocate brokerage business to brokers who have provided brokerage and research services, as such services are defined in
Section 28(e) of the Securities Exchange Act of 1934, for each fund and/or other accounts, if any, for which it exercises investment discretion. Research services provided by brokers to TICI are considered to be in addition to, and not in lieu of, services required to be performed by TICI under its agreement with each fund. Research furnished by brokers through whom a fund effects securities transactions may be used by TICI for any of its accounts, and not all such research may be used by TICI for the funds. When execution of portfolio transactions is allocated to brokers trading on exchanges with fixed brokerage commission rates, account may be taken of various services provided by the broker, including quotations outside the United States for daily pricing of foreign securities held in a fund's portfolio.

         Purchases and sales of portfolio securities within the United States other than on a securities exchange are executed with primary market makers acting as principal, except where, in the judgment of TICI, better prices and execution may be obtained on a commission basis or from other sources. Sales of a fund's shares made by a broker are one factor, among others, to be taken into account in deciding to allocate portfolio transactions for the account of a fund to that broker; provided that the broker shall furnish best execution.

FEES
         A table comparing the operating expenses of the Fund and Foreign Equity is provided in the Synopsis to this Proxy Statement/Prospectus.

4.       INFORMATION ABOUT THE REORGANIZATION

         PLAN OF REORGANIZATION. The following summary of the proposed Plan is qualified in its entirety by reference to the Plan attached to this Proxy Statement/Prospectus as Exhibit A. The Plan provides that Foreign Equity will acquire all or substantially all of the assets of the Fund in exchange for shares of Foreign Equity and the assumption by Foreign Equity of certain identified liabilities of the Fund on January 29, 1996 (the "Closing Date"), or such later date as provided for pursuant to the Plan. Foreign Equity will not assume any liabilities or obligations of the Fund, other than those reflected in an unaudited statement of assets and liabilities of the Fund as of the normal close of business of the New York Stock Exchange (currently 4:30 p.m., New York City time) on the Closing Date (the "Valuation Date"). The number of full and fractional shares of Foreign Equity to be issued to shareholders of the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of Foreign Equity and the Fund computed as of the close of business on the New York Stock Exchange on the Valuation Date. The net asset value per share for both Foreign Equity and the Fund will be determined by dividing their respective assets, less liabilities, by the total number of their respective outstanding shares. Portfolio securities of both Foreign Equity and the Fund will be valued in accordance with the valuation practices of Foreign Equity as described under "Net Asset Value" in its current prospectus.

         The Board of Directors of the Company has determined that the interests of existing shareholders of the Fund and of Foreign Equity will not be diluted as a result of the transactions contemplated by the Reorganization, and that participation in the Reorganization is in the best interests of shareholders of the Fund and Foreign Equity, respectively.

         Prior to the Closing Date, the Fund will endeavor to discharge all of its known liabilities and obligations. The liabilities assumed are expected to relate generally to expenses incurred in the ordinary course of the Fund's operations, such as accounts payable relating to custodian and transfer agency fees, legal and accounting fees, and expenses of state securities registration of the Fund's shares. Foreign Equity will assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund as of the close of the New York Stock Exchange on the Valuation Date prepared by TGI as business manager of the Fund in accordance with generally accepted accounting principles consistently applied from the prior audited period. Foreign Equity will assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and will not assume any other liabilities.

         As of or prior to the Closing Date, the Fund contemplates declaring and paying a dividend or dividends which are intended to have the effect of distributing to the Fund's shareholders all of the Fund's net income which has not been distributed previously.

         Immediately after the Closing, the Fund will distribute pro rata to its shareholders of record as of the close of business on the Valuation Date the full and fractional shares of Foreign Equity received by the Fund, and the Fund will then terminate. Such distribution will be accomplished by the establishment of accounts on the share records of Foreign Equity in the name of Fund shareholders, each representing the respective pro rata number of full and fractional shares of Foreign Equity due such shareholders. After the Closing Date, any outstanding certificates representing shares of the Fund will represent shares of Foreign Equity distributed to the record holders of the Fund. Share certificates of the Fund will, upon presentation to the Transfer Agent of Foreign Equity, be exchanged for shares of Foreign Equity. Certificates for Foreign Equity shares will be issued only upon written request.

         The consummation of the Plan is subject to the conditions set forth therein. The Plan may be terminated at any time prior to the Closing Date, before or after approval by shareholders of the Fund, by resolution of the Board of Directors of the Company, if circumstances should develop that, in the opinion of the Board, make proceeding with the Reorganization inadvisable.

         Approval of the Plan will require the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund. If the Reorganization is not approved by the shareholders of the Fund, the Board of Directors of the Company will consider other possible courses of action, including operating the Fund as it presently operates.

         THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS APPROVAL OF THE PLAN.

         DESCRIPTION OF SHARES OF FOREIGN EQUITY. Full and fractional shares of common stock of Foreign Equity will be issued to shareholders of the Fund in accordance with the procedures under the Plan as described above. Each share will be fully paid and non-assessable when issued and transferable without restriction, and will have no preemptive or conversion rights. See "Comparative Information on Shareholder Rights" for additional information with respect to the shares of Foreign Equity.

         FEDERAL INCOME TAX CONSEQUENCES. The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under
Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), with no gain or loss recognized as a consequence of the Reorganization by Foreign Equity, the Fund, or the shareholders of the Fund. As a condition to the closing of the Reorganization, the Fund and Foreign Equity have received an opinion from the law firm of Dechert Price & Rhoads to that effect. That opinion will be based in part upon representations made by the Fund and Foreign Equity and certain facts and assumptions.

         Shareholders of the Fund should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. SINCE THE FOREGOING DISCUSSION ONLY RELATES TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION, SHAREHOLDERS OF THE FUND SHOULD ALSO CONSULT THEIR TAX ADVISERS AS TO STATE, LOCAL, AND OTHER TAX CONSEQUENCES, IF ANY, OF THE REORGANIZATION.

CAPITALIZATION. The following table, which is unaudited, shows the capitalization of the Fund and Foreign Equity as of December 31, 1995, as well as the pro forma combined capitalization of both funds assuming the Reorganization had been completed as of that date.


                                                                            Pro Forma
                                Foreign                  The                   for
                               EQUITY                   FUND               REORGANIZATION

Net assets                    $1,817,883,307            $17,445,458        $1,835,328,765
Net asset value
  per share                   $14.04                    $6.81              $14.04
Shares outstanding            129,496,379                2,562,747         130,738,933

         The Reorganization is being accounted for by Foreign Equity by the method used for a tax-free reorganization of an investment company. Under this method (sometimes referred to as a "pooling without restatement"), the aggregate net asset value of the Foreign Equity shares issued will equal the aggregate net asset value of the Fund.

         APPRAISAL RIGHTS. There are no appraisal rights under Maryland law for a shareholder of an open-end investment company registered under the 1940 Act if the value placed on the shareholders' stock that is subject to the transaction is its net asset value. In any event, the staff of the Securities and Exchange Commission has taken the position that any rights to appraisal arising under state law are superseded by the provisions of Rule 22c-1 under the 1940 Act, which generally requires that shares of a registered open-end investment company be valued at their next determined net asset value. A shareholder of the Fund may redeem his shares at net asset value prior to the date of the Reorganization.

5.       COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

         GENERAL. The Fund and Foreign Equity are governed by the Company's Articles of Incorporation, its By-Laws, and applicable Maryland law.

         As a result of the Reorganization, shareholders of the Fund will continue to have substantially similar voting rights and rights upon dissolution as they currently have with respect to the Fund. As shareholders of Foreign Equity, Fund shareholders will continue to have one vote for each share of stock for which they are record owners, together with pro-rata voting rights for any fractional shares held. The Company is not required to hold annual meetings unless specifically required to do so under applicable law or regulation. If at any time, less than a majority of the directors of the Company then in office shall consist of directors elected by stockholders, a meeting of shareholders shall be called for the purpose of electing directors. A special meeting of the shareholders will be called at the request of shareholders owning 10% of the Company's capital stock, provided the shareholders calling such special meeting have committed to paying the reasonably estimated cost of preparing for and holding such meeting.

6.       INFORMATION ABOUT THE FUNDS

         TEMPLETON INSTITUTIONAL FUNDS, INC., FOREIGN EQUITY (SOUTH AFRICA FREE) SERIES. Information concerning the operation and management of the Fund is included in the prospectus dated May 1, 1995. Additional information is included in the statement of additional information dated May 1, 1995, as amended September 29, 1995, which has been filed with the Securities and Exchange Commission. A copy of that Statement is available upon request and without charge by calling 1-800-321-8563. Reports and other information filed by the Fund, including charter documents, can be inspected and copied at the Public Reference Facilities maintained by the Securities and Exchange Commission, located at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Atlanta Regional Office of the Securities and Exchange Commission, 1375 Peachtree Street, N.E., Suite 788, Atlanta, Georgia 30367. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates.

         TEMPLETON INSTITUTIONAL FUNDS, INC., FOREIGN EQUITY SERIES Information about Foreign Equity in the current prospectus dated May 1, 1995, is included herewith and incorporated by reference herein. Additional information is included in the Statement of Additional Information dated May 1, 1995, as amended September 29, 1995. That statement of additional information has been filed with the Securities and Exchange Commission and is available upon request and without charge by calling Foreign Equity at 1-800-321-8563. Reports and other information filed by Foreign Equity, including charter documents, can be inspected and copied at the Public Reference Facilities maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Atlanta Regional Office of the Securities and Exchange Commission, 1375 Peachtree Street, N.E., Suite 788, Atlanta, Georgia 30367. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C.
20549 at prescribed rates.

CERTAIN AFFILIATIONS

         Templeton Investment Counsel, Inc., the investment manager for both the Fund and Foreign Equity, and Templeton Global Investors, Inc., the business manager for both the Fund and Foreign Equity, are indirect wholly owned subsidiaries of Franklin. Franklin is a publicly traded company whose shares are listed on the New York Stock Exchange. Charles B. Johnson and Rupert H. Johnson, Jr. are principal shareholders of Franklin and own, respectively, approximately 20.1% and 16.0% of its outstanding shares. As of August 31, 1995, Franklin, through its various subsidiaries, provided investment management and related services to registered investment companies and other accounts having over $129 billion in assets.

FINANCIAL STATEMENTS AND EXPERTS

         The financial statements of the Fund contained in the Fund's annual report to shareholders for the fiscal year ended December 31, 1994, included in the Statement of Additional Information to this Proxy/Prospectus, and incorporated by reference herein, have been included and incorporated herein in reliance on the report of McGladrey & Pullen, LLP, independent certified public accountants. The financial statements of Foreign Equity contained in Foreign Equity's annual report to shareholders for the fiscal year ended December 31, 1994, included in the Statement of Additional Information to this Proxy/Prospectus, and incorporated by referenced herein, have been included and incorporated herein in reliance on the report of McGladrey & Pullen, LLP, independent certified public accountants. The financial statements of the Fund and Foreign Equity contained in Semi-Annual Reports to Shareholders for the six month period ended June 30, 1995 are included in the Statement of Additional Information to this Proxy/Prospectus and incorporated by reference herein.

LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of Foreign Equity will be passed upon by Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005, which firm will also render an opinion as to certain Federal income tax consequences of the Reorganization.

         THE  BOARD  OF  DIRECTORS  OF  THE  FUND,   INCLUDING  THE  INDEPENDENT
DIRECTORS, UNANIMOUSLY RECOMMENDS APPROVAL OF THE PLAN OF REORGANIZATION, AND ANY UNMARKED PROXIES WILL BE SO VOTED.

SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS

         The Fund does not, as a general matter, hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a subsequent meeting of shareholders should send such proposals to the principal executive offices of the Fund, located at 700 Central Avenue, St. Petersburg, Florida 33701. It is suggested that proposals be submitted by certified mail, return receipt requested.

         OTHER BUSINESS

         The Directors of the Fund know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, proxies will be voted in accordance with the judgment of the Directors.

         If you cannot attend the Meeting in person, please complete and sign the enclosed proxy and return it in the envelope provided so that the Meeting may be held and action taken on the matters described herein with the greatest possible number of shares participating.

VOTING INFORMATION

         Proxies from the shareholders of the Fund are being solicited by the Board of Directors of the Company for the Special Meeting to be held on January 29, 1996, at the Fund's offices at 700 Central Avenue, St. Petersburg, Florida 33701 at 9:00 A.M. (local time), or at such later time made necessary by adjournment. A proxy may be revoked at any time at or before the meeting by oral or written notice to the Secretary of the Fund. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Plan and the Reorganization. Approval of the Plan and the Reorganization will require the affirmative vote of the holders of a majority of the Fund's outstanding voting securities. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. For this reason abstention and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining approval of the Plan of Reorganization.

         Proxies are to be solicited by mail. Additional solicitations may be made by telephone, telegraph or personal contact by officers, employees or agents of Templeton Investment Counsel, Inc. and its affiliates.

         Shareholders of the Fund of record at the close of business on January 15, 1996 ("Record Date") will be entitled to vote at the Special Meeting or any adjournment thereof. The holders of more than 50% of the shares of the Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the meeting. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. As of January 15, 1996, as shown on the books of the Fund, there were issued and outstanding 2,562,747 shares of common stock of the Fund. As of January 15, 1996, as shown on the books of Foreign Equity, there were issued and outstanding 131,228,144 shares of common stock.

         In the event that a quorum is present at the meeting but sufficient votes to approve the Plan are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the Plan in favor of such an adjournment and will vote those proxies which they are required to vote AGAINST the Plan against any such adjournment.

         The votes of the shareholders of Foreign are not being solicited, since their approval or consent is not necessary for the Reorganization to take place. As of January 15, 1996, the officers and Directors of the Company as a group beneficially owned less than 1% of the outstanding shares of Foreign Equity and, to the best of the knowledge of Foreign Equity, no person owned of record or beneficially 5% or more of Foreign Equity outstanding shares. As of January 15, 1996, the officers and Directors of the Company as a group beneficially owned less than 1% of the outstanding shares of the Fund and, to the best of the knowledge of the Fund, no person of record or beneficially owned 5% or more of the outstanding shares of the Fund.

                                                               EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 26th day of January, 1996, by Templeton Institutional Funds, Inc. (the "Company"), a Maryland corporation with its principal place of business at 700 Central Avenue, St. Petersburg, Florida 33701 on behalf of each of Foreign Equity Series (the "Acquiring Fund"), and Foreign Equity (South Africa Free) Series (the "Acquired Fund").

         This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the
United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of common stock, ($0.01 par value per share), of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of certain identified liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Acquired Fund and the Acquiring Fund are series of the Company, which is an open-end, registered investment company of the management type and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, the Board of Directors of the Company has determined that the exchange of all or substantially all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of certain identified liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its Shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction;

         WHEREAS, the Board of Directors of the Company has determined that the exchange of all or substantially all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of certain identified liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

         WHEREAS, the purpose of the Reorganization is to combine the assets of the Acquiring Fund with those of the Acquired Fund in an attempt to achieve greater operating economies and increased portfolio diversification;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF CERTAIN IDENTIFIED ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

         1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets as set forth in paragraph
1.2 to the Acquiring Fund and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined by dividing the value of the Acquired Fund's net assets computed in the manner and as of the time and date set forth in paragraph 2.1 by the net asset value of one Acquiring Fund Share computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume certain identified liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

         1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interest receivable which are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date").

         1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves (expected to include expenses incurred in the ordinary course of the Acquired Fund's operations, such as accounts payable relating to custodian and transfer agency fees, legal and audit fees, and expenses of state securities registration of the Acquired Fund's shares) reflected on an unaudited statement of assets and liabilities of the Acquired Fund prepared by Templeton Global Investors, Inc., the business manager of the Acquired Fund and the Acquiring Fund, as of the Valuation Date (as defined in paragraph 2.1) in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Acquired Fund reflected on that unaudited statement of assets and liabilities and shall not assume any other liabilities.

         1.4 Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute pro rata to the Acquired Fund's shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund
Shares received by the Acquired Fund pursuant to paragraph 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders as of immediately after the close of business on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 2.3. The Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with such exchange except upon request by a shareholder of the Acquired Fund.

         1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

2.       VALUATION

         2.1 The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the normal close of business of the New York Stock Exchange on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Company's Articles of Incorporation and then-current prospectus or statement of additional information.

         2.2 The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of immediately after the close of business of the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Company's Articles of Incorporation and then-current prospectus or statement of additional information.

         2.3 The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined by dividing the value of the net assets of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with paragraph 2.2.

         2.4 All computations of value with respect to the Acquiring Fund shall be made by Templeton Global Investors, Inc.

3.       CLOSING AND CLOSING DATE

         3.1 The Closing Date Shall be January 29, 1996 or such later date as the parties may agree in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. New York time. The Closing shall be held at the offices of the Company, St. Petersburg, Florida or at such other place and time as the parties shall mutually agree.

         3.2 The Chase Manhattan Bank, N.A., as custodian for the Acquiring Fund (the "Custodian"), shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquired Fund; and (b) all necessary taxes including without limitation all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities.

         3.3 Franklin Templeton Investor Services, Inc. (the "Transfer Agent") on behalf of the Acquired Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.       COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

         4.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distributions that may be advisable.

         4.2 The Acquired Fund will call a meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         4.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.



5.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE
 ACQUIRED FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         5.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Company's Articles of Incorporation and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund;

         5.2 On the Closing Date, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

         5.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

         5.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

         5.5 The parties shall have received the opinion of Messrs. Dechert Price & Rhoads addressed to the Company substantially to the effect that the transaction contemplated by this Agreement constitutes a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert Price & Rhoads of representations it shall request of the parties.

6.       BROKERAGE FEES AND EXPENSES

         6.1. The Acquiring Fund and the Acquired Fund each represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

         6.2 Each party to this Agreement shall bear its own expenses in connection with carrying out the terms of this Agreement.

7.       TERMINATION

         This Agreement and the transaction contemplated hereby may be terminated and abandoned by either party by resolution of the Company's Board of Directors at any time prior to the Closing Date, if circumstances should develop that, in the opinion of such Board, make proceeding with the Agreement inadvisable.

8.       AMENDMENTS

         This Agreement may be amended, modified or supplemented in such manner as may be agreed upon in writing by the authorized officers of the Company; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 4.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.


         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.


Attest:                                      TEMPLETON INSTITUTIONAL FUNDS,
                                             INC. ON BEHALF OF FOREIGN
                                             EQUITY SERIES


                                             By:
Secretary


Attest:                                      TEMPLETON INSTITUTIONAL FUNDS,
                                             INC. ON BEHALF OF FOREIGN EQUITY
                                            (SOUTH AFRICA FREE)SERIES


                                            By:
Secretary

                      TEMPLETON INSTITUTIONAL FUNDS, INC.
                   FOREIGN EQUITY (SOUTH AFRICA FREE) SERIES
               SPECIAL MEETING OF SHAREHOLDERS, JANUARY 29, 1996
                              PLEASE VOTE PROMPTLY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned hereby appoints THOMAS M. MISTELE, JAMES R. BAIO, and JOHN R. KAY, and each of them, with full power of substitution, as proxies to vote for and in the name, place and stead of the undersigned at the Special Meeting of Shareholders of Templeton Institutional Funds, Inc., Foreign Equity (South Africa Free) Series (the "Fund") to be held at 700 Central Avenue, St. Petersburg, Florida 33701-3628, on Monday, January 29, 1996, and at any adjournment thereof, according to the number of votes and as fully as if personally present.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER (OR NOT VOTED) AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ITEM 1, AND WITHIN THE DISCRETION OF THE PROXYHOLDERS AS TO ITEM 2.


                                                               ,1996
                Signature(s)                                Date


PLEASE DATE THIS PROXY AND SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR HEREON. IF MORE THAN ONE OWNER IS REGISTERED AS SUCH, ALL MUST SIGN. IF SIGNING AS ATTORNEY, EXECUTOR, TRUSTEE OR ANY OTHER REPRESENTATIVE CAPACITY, OR AS A CORPORATE OFFICER, PLEASE GIVE FULL TITLE.




THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2:

Item 1-Approval of an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of the Fund by Templeton Institutional Funds, Inc. Foreign Equity Series ("Foreign Equity") in exchange for shares of Foreign Equity, the distribution of such Foreign Equity shares to shareholders of the Fund, and the subsequent dissolution of the Fund.

                        FOR              AGAINST           ABSTAIN
                         -                  -                -
                        |-|                |-|              |-|


Item 2-In their discretion, the Proxyholders are authorized to vote upon such other matters which may legally come before the Meeting or any adjournments thereof.


                        FOR              AGAINST           ABSTAIN
                         -                  -                 -
                        |-|                |-|               |-|



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